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                                                                     EXHIBIT 1.1



                       1,500,000 SHARES OF COMMON STOCK


              $25,000,000 PRINCIPAL AMOUNT OF ____% SENIOR NOTES DUE 2003

                            WINTHROP RESOURCES CORPORATION


                                  PURCHASE AGREEMENT




                                                              __________, 1996
PIPER JAFFRAY INC.
DAIN BOSWORTH INCORPORATED
c/o Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

     Winthrop Resources Corporation, a Minnesota corporation (the "Company"), and the persons named in Schedule I (the "Selling Shareholders") propose to sell to you (the "Underwriters") an aggregate of:

A. 1,500,000 shares of Common Stock, $.01 par value per share, of the Company (such class of stock being herein referred to as the "Common Stock"), of which 750,000 shares are to be issued and sold by the Company and an aggregate of 750,000 shares are to be sold by the Selling Shareholders in the respective amounts set forth opposite their respective names in
     Schedule I. Such shares to be purchased from the Company or the Selling Shareholders are referred to in this Agreement as the "Firm Shares." The Selling Shareholders have also granted to the Underwriters an option to purchase up to 225,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3(b) hereof. Such additional shares are referred to in this Agreement as the "Option Shares," and the Firm Shares and the Option Shares are referred to collectively as the "Shares."
_____________________

(1) Plus an option to purchase up to 225,000 additional shares to cover over-allotments.

(2) Plus an option to purchase up to $3,750,000 aggregate principal amount of Notes to cover over-allotments.

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B.   The Company's __% Senior Notes due 2003 in an aggregate principal amount of
     $25,000,000 (the "Firm Notes"). The Company has also granted to the Underwriters an option to purchase up to an additional $3,750,000 in aggregate principal amount of its __% Senior Notes due 2003 on the terms
     and for the purposes set forth in Section 3(b) hereof.   Such additional
     ___ % Senior Notes due 2003 are referred to in this Agreement as the "Option Notes", and the Firm Notes and the Option Notes, if purchased, are hereinafter referred to as the "Notes." The Notes shall be issued under an indenture, dated as of _______, 1996 (the "Indenture"), between the Company and __________________________________, as trustee (the "Trustee").

     Each Selling Shareholder has executed and delivered a Power of Attorney in the form attached hereto as Exhibit A (the "Power of Attorney") pursuant to which each Selling Shareholder has appointed the persons designated therein as attorneys-in-fact (each, an "Attorney-in-Fact" and together, the "Attorneys-in-Fact"), with authority to execute and deliver this Agreement and a Custody Agreement in the form attached to the Power of Attorney as Exhibit C thereto (the "Custody Agreement") by and between an Attorney-in-Fact on behalf of each of the Selling Shareholders and __________________, as custodian (the "Custodian"), pursuant to which an Attorney-in-Fact has placed such Selling Shareholder's Shares in custody on behalf of such Selling Shareholder, and to take certain other actions with respect thereto and hereto.

     The Shares and Notes shall be purchased and offered hereunder separately and not as units. The commitments of the Underwriters hereunder to buy the Shares and the Notes are separate. The Shares and Notes are sometimes referred to together herein as the "Securities."

     Each of the Company and the Selling Shareholders hereby confirms its or his agreement with respect to the sale of the Securities to the Underwriters.

     1. REGISTRATION STATEMENT. A registration statement on Form S-2 (File No. 333-__________) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under those acts, and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of such registration statement and amendments and each related preliminary prospectus have been delivered to the Underwriters.

     If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such


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registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), but only from and after the effectiveness of such amendment, including financial statements and all exhibits thereto, and any information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or any other prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or Prospectus, as amended or supplemented, shall include all documents incorporated by reference therein.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

          (a) The Company represents and warrants to, and agrees with, the Underwriters as follows:

               (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter specifically for use in the preparation thereof.

               (ii) As of the time the Registration Statement (or any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date, Option Shares Closing Date and Option Notes Closing Date (as hereinafter defined), (A) the Registration


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          Statement and Prospectus (in each case, as so amended and/or supplemented) will conform or conformed in all respects to the requirements of the Act, the Trust Indenture Act, and the Rules and Regulations, (B) the Registration Statement (as so amended) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission. The documents incorporated by reference in the Registration Statement, the Prospectus, and the Preliminary Prospectus pursuant to Item 12 of Form S-2, as of the date they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as of the date of filing, none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) The consolidated financial statements of the Company, together with the related notes and schedules, and unaudited interim financial information, set forth or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein), and the independent public accountants whose reports are contained therein are independent public accountants as required by the Act and the Rules and Regulations. The financial statement schedules, if any, included in the Registration Statement or incorporated by reference therein, or in any post-effective amendment thereto, and the summary financial information included in the Prospectus under the caption "Selected Consolidated Financial Data," present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus.



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               (iv) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by considerations of public policy, bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

               (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Notes. The Indenture has been duly and validly authorized by the Company and, when the Indenture has been executed and delivered, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Notes sold hereunder have been duly and validly authorized by the Company and, when the Notes have been executed and authenticated in the manner set forth in the Indenture and issued, sold, and delivered in the manner set forth in the Prospectus, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Indenture will have been duly qualified under the Trust Indenture Act upon effectiveness of the Registration Statement. The Indenture will be substantially in the form filed as an exhibit to the Registration Statement and will comply with the Trust Indenture Act and the regulations thereunder. The Indenture and the Notes conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (vi) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock, including the Shares to be purchased from the Selling Shareholders, have been duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders. The Shares conform in substance to all statements relating thereto contained in the Registration Statement and Prospectus. Except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts


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          or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. On each Closing Date hereinafter mentioned, the Shares to be delivered on such Closing Date, upon issuance and delivery of and payment for the Shares to be purchased from the Company or the Selling Shareholders as described herein and in the Prospectus, will be duly authorized, validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus. No preemptive rights or similar rights of any security holders of the Company exist with respect to the Shares. The Company has no agreement with any security holder as to which the Company has not obtained waiver which gives such security holder the right to require the Company to register under the Act any securities of any nature owned or held by such person in connection with the transactions contemplated by this Agreement. Upon payment for and delivery of the Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title to the Shares, free and clear of all liens, encumbrances or claims.

               (vii) The Company has no past or present direct or indirect subsidiaries other than WINR Business Credit Corporation, a wholly-owned subsidiary of the Company ("WINR"). All of the outstanding capital stock of WINR has been duly authorized, validly issued and is fully paid and non-assessable, and is owned directly by the Company free and clear of any security interest, claim, lien or other encumbrance. Other than WINR, the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, limited liability company, association, trust or other entity.

               (viii) The execution, delivery and performance of this Agreement, the Indenture and the Securities, the issuance and delivery of the Securities, and the consummation of the transactions herein and therein contemplated will not conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company or WINR is a party or by which either the Company or WINR is bound or to which any of their property is subject, the Company's or WINR's articles of incorporation or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company, WINR or any of their respective properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required by the Company or WINR for the execution, delivery and performance of this Agreement, the Indenture or the Securities or for the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Securities by the Company and the sale and delivery of the Shares by the Selling Shareholders,


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          except such as may be required under the Act, the Trust Indenture Act or state securities or blue sky laws.

               (ix) Neither the Company nor WINR is (A) in violation of its respective articles of incorporation or charter or its respective by-laws or other organizational documents, (B) in default (nor has an event occurred which with notice or passage of time or both would constitute such a default) under any bond, indenture, mortgage, deed of trust, note, loan or credit agreement or other material agreement or instrument to which either of them is a party or by which either of them or any of their properties or assets may be bound or affected,
          (C) in violation of any order of any court, arbitrator or governmental body or (D) except as disclosed in the Registration Statement and the Prospectus, in violation of or has violated any franchise, grant, authorization, license, permit, judgment, decree, order, statute, rule or regulation, which, in the case of clauses (A)-(D) of this sentence, would (individually or in the aggregate) (X) adversely affect the legality, validity or enforceability of this Agreement, the Indenture or the Securities, or any document related hereto or thereto or (Y) have a material adverse effect on the condition (financial or otherwise), properties, assets, business, prospects or results of operations of the Company and WINR, considered as a whole, or (Z) materially impair the Company's ability to perform fully on a timely basis any obligations which it has under this Agreement, the Indenture or the Securities. The Company or WINR holds; and is operating in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and each of the Company and WINR is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

               (x) Each of the Company and WINR has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization with full corporate power and authority to own, lease and operate its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus; and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases real property of a nature, or transacts business of a type, that would make such qualification necessary and in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), properties, assets, business, prospects or results of operation of the Company and WINR, considered as a whole.



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               (xi) Except as disclosed in the Registration Statement and the
          Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending, or to the best knowledge of the Company, threatened, to which the Company or WINR is or may be a party or of which the business or property of the Company or WINR is or may be the subject which, in each case, is material to the Company and WINR, considered as a whole, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance of the Securities or any of the other transactions contemplated hereby or by the Indenture, or which questions the legality or validity of any such transactions or which seeks to recover damages or obtain other relief in connection with any of such transactions; and there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

               (xii) Each of the Company and WINR, as the case may be, has good and marketable title to the real or personal property described in the Registration Statement or Prospectus as being owned by the Company or WINR, respectively, in each case free and clear of any liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; the property held under lease by the Company or WINR, as the case may be, is held by them under valid and binding leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or WINR; the Company and WINR owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company and WINR as currently carried on and as described in the Registration Statement and Prospectus; no name that the Company or WINR uses and no other aspect of the business of the Company or WINR will involve or give rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others material to the business or prospects of the Company, and neither the Company nor WINR has received any notice alleging any such infringement or fee.

               (xiii) Each of the Company and WINR has filed all necessary federal, state, local and foreign income and franchise tax returns and paid all taxes shown as due thereon. Except as is otherwise expressly stated in the Registration Statement or Prospectus, the Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.


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               (xiv)     The Company has not distributed and will not distribute
          any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

               (xv) A registration statement relating to the Common Stock has been declared effective by the Commission pursuant to the Exchange Act, and the Common Stock is duly registered thereunder. The Shares have been duly listed on the Nasdaq National Market and have been quoted on the Nasdaq National Market since __________________.

               (xvi) Each of the Company and WINR maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xvii) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (xviii)   Neither the Company nor WINR is an investment company,
          as defined in the Investment Company Act of 1940, as amended, or a company controlled by such an investment company.

               (xix) Neither the Company nor WINR is involved in any labor dispute which, either individually or in the aggregate, could have a material adverse effect on the business, operations, properties, condition (financial or otherwise), income, earnings or business prospectus of the Company and WINR (taken as a whole), nor, to the best of the Company's knowledge, is any such dispute threatened.

               (xx) Neither the Company nor WINR has violated any federal, state or local environmental, safety or similar law (including rules and regulations of occupational safety and health agencies) applicable to its or their business, nor any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal, state or local wages and hours


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          laws, nor any provisions of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, operations, properties, condition (financial or otherwise), income, earnings or business prospects of the Company and WINR, taken as a whole.

               (xxi) Neither the Company nor any of its subsidiaries or affiliates is currently doing business with the government of Cuba or with any person or affiliate located in Cuba.

               (xxii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as expressly disclosed therein, neither the Company nor WINR has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or WINR, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, net worth or results of operations of the Company and WINR, taken as a whole.

          (b) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriters, as follows:

               (i) Such Selling Shareholder is the record and beneficial owner of, and has, and on the First Closing Date and/or the Options Shares Closing Date, as the case may be, will have, valid and marketable title to the Shares to be sold by him hereunder, free and clear of all security interests, claims, liens, proxies, equities or other encumbrances (other than pursuant to the Custody Agreement and Power of Attorney, as defined below); and upon delivery of and payment for such Shares hereunder, the Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances. Such Selling Shareholder is selling the Shares for such Selling Shareholder's own account and is not selling such Shares, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company.



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               (ii) Such Selling Shareholder has duly authorized, executed and delivered a Letter of Transmittal and Custody Agreement ("Custody Agreement"), which Custody Agreement is a valid and binding obligation of such Selling Shareholder, to _____________, as Custodian ("Custodian"); pursuant to the Custody Agreement such Selling Shareholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Shares to be sold by him hereunder; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters.

               (iii) Such Selling Shareholder has the power and authority to enter into this Agreement and to sell, transfer and delivery the Shares to be sold by him hereunder; and such Selling Shareholder has duly authorized, executed and delivered to ______________ and ________________, as attorneys-in-fact ("Attorneys-in-Fact"), an irrevocable power of attorney ("Power of Attorney") authorizing and directing the Attorneys-in-Fact, or either of them, to effect the sale and delivery of the Shares and to take all such other action as may be necessary hereunder.

               (iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and each constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any law, regulation, order or decree applicable to such Selling Shareholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Shares, except such as may be required under the Act or state securities laws.


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               (v)  Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Selling Shareholders.

               (vi) Other than as contemplated by this Agreement, such Selling Shareholder has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (vii) Such Selling Shareholder has reviewed the Registration Statement and the Prospectus and to the best knowledge of such Selling Shareholder, after due inquiry, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (viii) To the best knowledge of such Selling Shareholder, after due inquiry, the representations and warranties of the Company contained in paragraph (a) of this Section 2 are true and correct.

          (c) Any certificate signed by any officer of the Company as such and delivered to the Underwriters or to the Underwriters' counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby; any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Underwriters or to the Underwriters' counsel shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

     3.   PURCHASE, SALE AND DELIVERY OF SECURITIES.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Notes and the Firm Shares to be sold by the Company to the Underwriters; each of the Selling Shareholders, severally and not jointly, agree to sell the Firm Shares to be sold by each Selling Shareholder to the Underwriters; and the Underwriters agree to purchase, separately, the respective numbers of Firm Shares and the respective principal amounts of Firm Notes set forth opposite each Underwriter's name in Schedule II hereto. The purchase price for each Firm Share shall be $_____ per share and the purchase price for each Firm Note shall be ___% of the principal amount thereof. The obligation of each Underwriter to the Company and the Selling Shareholders shall be to purchase from the Company and the Selling Shareholders that number of Firm Shares and that principal amount of Firm Notes set forth opposite the name of such Underwriter in Schedule II hereof. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only its respective number of Firm Shares and the principal amount of Firm Notes as specified in Schedule II.

          The Firm Shares and the Firm Notes will be delivered by the Company and by the Custodian to Piper Jaffray Inc. for each Underwriter's account against payment of the purchase price therefor by wire transfer or certified or official bank check or checks in next day funds payable to the order of each of the Company and the Custodian at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m., Minneapolis time, on the third (or, if the Securities are priced as contemplated by Rule 15c6-1(c) promulgated pursuant to the Exchange Act, after 4;30 p.m. Washington, D.C. time, the fourth) full business day following the date hereof, or at such other time as the Underwriters, the Company and the Custodian determine, such time and date of delivery being herein referred to as the "First Closing Date." Certificates for the Firm Shares and the Firm Notes, each in definitive form and in such denominations and registered in such names as the Underwriters may request upon at least two business days' prior notice to the Company and the Custodian will be made available for checking and packaging at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at least one business day prior to the First Closing Date.

          (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth,
     (i) the Selling Shareholders, severally and not jointly, hereby grant to the Underwriters an option to purchase up to 225,000 Option Shares, at the same purchase price as the Firm Shares for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Shares and (ii) the Company hereby grants to the Underwriters an option to purchase up to $3,750,000 principal amount of Option Notes at the same purchase price as the Firm Notes for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Notes. The options granted hereunder may be exercised at any time (but, as to each option, not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Underwriters to the Company (and to the Attorneys-in-Fact in the case of the Firm Shares) setting forth the aggregate number of Option Shares or principal amount of Option Notes, as the case may be, as to which the Underwriters are exercising the options, the names and denominations in which the Option Shares or the Option Notes, as the case may be, are to be registered and the date and time, as determined by the Underwriters, when the Option Shares or the Option Notes are to be delivered, such time and date of purchase of the Option Shares being herein referred to as the "Option Shares Closing" and "Option Shares Closing Date", respectively, and such time and date of purchase of the Option Notes being herein referred to as the "Option Notes Closing" and "Option Notes Closing Date", respectively; provided, however, that neither the Option Shares Closing Date nor the Option Notes Closing Date shall be earlier than the First Closing Date nor earlier than the second business day after the date on which the applicable option shall have been exercised. The First Closing Date, the Option Shares Closing Date and the Option Notes Closing Date are sometimes herein individually called the "Closing Date" and collectively called the "Closing Dates." The number of Option Shares and principal amount of Option Notes to be sold by the Selling Shareholders or the Company, as the case may be, to the Underwriters and purchased by the Underwriters from the Selling Shareholders or the Company shall be determined by the Underwriters. The options granted hereby may be canceled by the Underwriters as to the Option Shares or the Option Notes for which the options are unexercised, at any time prior to the expiration of the 30-day period, upon notice to the Company and the Attorney-in-Fact. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered and no Option Notes shall be sold and delivered unless the Firm Notes previously have been, or simultaneously are, sold and delivered.

            The Option Shares will be delivered by the Custodian to Piper Jaffray Inc. for each Underwriter's account against payment of the purchase price therefor by wire transfer or certified or official bank check or checks in next day funds payable to the order of the Custodian at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Minneapolis time, on the Option Shares Closing Date. Certificates for the Option Shares in definitive form and in such denominations and registered in such names as the Underwriters have set forth in the notice of option exercise, will be made available for checking and packaging at the office of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at least one business day prior to the Option Shares Closing Date.

            The Option Notes will be delivered by the Company to Piper Jaffray Inc. for each Underwriter's account against payment of the purchase price therefor by wire transfer or certified or official bank check or checks in next day funds payable to the order of the Company at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Minneapolis time, on the Option Notes Closing Date. The Option Notes in definitive form and in such denominations and registered in such names as the Underwriters have set forth in the notice of option exercise, will be made available for checking and packaging at the office of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at least one business day prior to the Option Notes Closing Date.

          (c) It is understood that each Underwriter may (but shall not be obligated to) make payment to the Company or the Custodian on behalf of another Underwriter for the Securities to be purchased by such Underwriter. Any such payment shall not relieve such other Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute either of the Underwriters an unincorporated association, joint venturer or partner with the Company or any Selling Shareholder.

          (d) The Underwriters will make a public offering of the Shares and Notes directly to the public (which may include selected dealers and special purchasers) as soon as the Underwriters deem practicable after the Registration Statement becomes effective, at initial public offering prices as set forth on the cover page of the Prospectus, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Such concessions from the public offering prices may be allowed to selected dealers and other members of the National Association of Securities Dealers, Inc. as the Underwriters may determine, and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering prices and concessions may vary after the initial public offering.

     4.   COVENANTS.

          (a) The Company covenants and agrees with the Underwriters as follows:

               (i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement or any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Underwriters promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will file a Prospectus containing the information omitted therefrom pursuant to such Rule 430A with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; the Company will prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments or supplements to the Regulation Statement or Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which the Underwriters shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

               (ii) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (iii) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (iv) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. In each jurisdiction in which the Shares and/or Notes shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction to permit secondary trading of the same.

               (v) The Company will furnish to the Underwriters copies of the Registration Statement (three of which will be signed and will include all exhibits), the Indenture, each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as each Underwriter may from time to time reasonably request.

               (vi) During a period of five years commencing with the date hereof, the Company will furnish to each Underwriter copies of all periodic and special reports furnished to the security holders of the Company and all information, documents and reports filed with the Commission, the NASD or any securities exchange.

               (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

               (viii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, the Indenture, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which the Underwriters shall designate in accordance with Section 4(a)(iv) hereof, (D) the fees and expenses of the Trustee and counsel for the Trustee, (E) the filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, (F) listing fees, if any, (G) fees or expenses, if any, incurred in connection with investigating the legality of an investment in the Securities by certain purchasers in certain jurisdictions and the preparation of memoranda relating thereto, and (H) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company or any Selling Shareholder pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any agreement on its or his part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or any Selling Shareholder is not fulfilled, the Company will reimburse the Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to either Underwriter for loss of anticipated profits from the transactions covered by this Agreement.

               (ix) The Company will not, without the prior written consent of Piper Jaffray Inc., offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except pursuant to existing stock option plans (which options shall not be exercisable for 120 days from the date hereof) and to the Underwriters pursuant to this Agreement, for a period of 120 days after the commencement of the public offering of the Securities by the Underwriters.

               (x) The Company either has caused to be delivered to the Underwriters or will cause to be delivered to the Underwriters prior to the effective date of the Registration Statement a letter from each of the Company's directors and officers stating that such person agrees that he or she will not, without the prior written consent of Piper Jaffray Inc., offer for sale, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to purchase Common Stock other than by operation of law or by gift or will to donees or heirs who agree to be bound by the same restriction, except, with respect to the Selling Shareholders to the Underwriters pursuant to this Agreement, for a period of 120 days after commencement of the public offering of the Securities by the Underwriters.

               (xi) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (xii) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (xiii) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

               (xiv) The Company will comply with all registration, filing and reporting requirements of the Exchange Act and the Nasdaq National Market.

               (xv) So long as any of the Notes are outstanding, the Company will furnish to each Underwriter the reports required to be filed with the Trustee pursuant to the Indenture, concurrently with such filing.

          (b) Each Selling Shareholder, severally and not jointly, covenants and agrees with the Underwriters as follows:

               (i) The Shares represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement are subject to the interest of the Underwriters; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of the Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of any Selling Shareholder, by operation of law, by the death or disability of any Selling Shareholder, or by the occurrence of any other event.

               (ii) Such Selling Shareholder will not, without your prior written consent, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock other than by operation of law or by gift or will to donees or heirs who agree to be bound by the same restriction, except to the Underwriters pursuant to this Agreement, for a period of 120 days after the commencement of the public offering of the Securities by the Underwriters.

               (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (iv) Such Selling Shareholder will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (v) Such Selling Shareholder shall immediately notify you if any event occurs or of any change in information relating to such Selling Shareholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any supplement thereto, that results in the Prospectus (as supplemented) including any untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (vi) To document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the sale of the Securities, such Selling Shareholder agrees to deliver to you prior to or on the First Closing Date properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by the Treasury Department regulations in lieu thereof).

     5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date, the Option Shares Closing Date and the Option Notes Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 p.m., Minneapolis time, on the date of this Agreement, or such later time and date as the Underwriters shall approve and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall be pending or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.

          (b) The Underwriters shall not have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion, is material, or omits to state a fact which, in the Underwriters' reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

          (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor WINR shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business; and there shall not have been any change in the capital stock, or any material change in the short-term or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and WINR, considered as a whole, that, in your judgment, makes it unpractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

          (d) On each Closing Date, there shall have been furnished to the Underwriters, the opinion of Oppenheimer Wolff & Donnelly, counsel for the Company, dated such Closing Date and addressed to the Underwriters, to the effect that:

               (i) The Company has all requisite corporate power to execute, deliver and perform this Agreement and this Agreement has been duly authorized by all requisite corporate action, duly executed and duly delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

               (ii) The Company has all requisite corporate power to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by all requisite corporate action, duly executed and duly delivered by the Company and constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity; the Notes being delivered on the Closing Date have been duly and validly authorized, and, when executed, authenticated, issued and delivered in accordance with the terms of the Indenture, will constitute valid and binding obligations of the Company, enforceable against the

          Company in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Notes and the Indenture conform, as to legal matters, to the descriptions thereof contained in the Registration Statement and the Prospectus. The Indenture complies in all material respects with the Trust Indenture Act.

               (iii) The execution, delivery and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any agreement or instrument known to such counsel to which the Company or WINR is a party or by which either such entity is bound or to which any of their property is subject, (B) the Company's or WINR's charter or by-laws, or (C) any law of the United States, any law of any state having jurisdiction over the Company or WINR or their properties, and rules or regulations of the United States or any state having jurisdiction over the Company or WINR or any of their properties, or (D) any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company, WINR or any of their respective properties (except for federal and state securities laws which are not covered by the opinions expressed in this paragraph (iii)); and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required by the Company or WINR for the execution, delivery and performance of this Agreement, the Indenture or the Securities or for the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act, the Trust Indenture Act or state securities laws.

               (iv) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock of the Company are, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued and fully paid and non-assessable. No preemptive rights or registration rights, contractual or otherwise, of security holders of the Company exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement and there are no outstanding rights to acquire registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement (except such rights as to which adequate waiver has been obtained). The Shares conform in all material respects to the description concerning them made in the Prospectus and such description accurately sets forth the description concerning them required to be set forth in the Prospectus. The Company has no past or present direct or indirect subsidiaries other than WINR. All of the outstanding capital stock of WINR has been duly authorized, validly issued and is fully paid and non-assessable. The Company or WINR is the registered owner of all the outstanding shares of capital stock of WINR and, to the knowledge of such counsel, such shares are not subject to any liens, pledges or other encumbrances. Except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or WINR any shares of the capital stock of the Company or WINR.

               (v) Except as disclosed in the Registration Statement and the Prospectus, such counsel knows of no action, suit, investigation or proceeding, governmental or otherwise, pending or overtly threatened against the Company or WINR, or involving the business or properties of the Company or WINR with respect to the issuance and sale of the Securities pursuant to this Agreement and the Indenture or which is required to be described in the Registration Statement or Prospectus that is not disclosed as required. Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required. The descriptions contained in the Registration Statement and Prospectus of contracts and other documents are accurate and fairly present the information required to be shown. The statements contained in the Registration Statement or the Prospectus to the extent such statements relate to matters of law, descriptions of statutes, legal or governmental proceedings, regulatory matters or other legal matters or conclusions of law, fairly summarize such matters.

               (vi) The Registration Statement has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

               (vii) Each of the Company and WINR has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases real property of a nature, or transacts business of a type, that would make such qualification necessary and in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), properties, assets, business, prospects, or results of operation of the Company and WINR, considered as a whole.

               (viii) Neither the Company nor WINR is an investment company, as defined in the Investment Company Act of 1940, as amended, or a company controlled by such an investment company.

               (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations. All documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and, although such counsel cannot guarantee, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in such documents and has not independently verified the accuracy or completeness of the statements contained in such documents, such counsel have no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

               (x) Each Selling Shareholder is the sole record and beneficial owner of the Shares to be sold by him to the Underwriters, and delivery of the certificates for such Shares pursuant to this Agreement, upon payment therefor by the Underwriters, will pass marketable title to such Shares to the Underwriters and the Underwriters will acquire all the rights of the Selling Shareholders in such Shares, free and clear of any security interests, claims, liens or other encumbrances.

               (xi) Each Selling Shareholder has the power and authority to enter into the Custody Agreement, the Power of Attorney and this Agreement and to perform and discharge such Selling Shareholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreement and the Power of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of the Selling Shareholders) and are valid and binding agreements of the Selling Shareholders, enforceable in accordance with their respective terms except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

               (xii) The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of their respective property is subject, or any order or decree known to such counsel of any court or government agency or body having jurisdiction over any Selling Shareholder or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities, except such as may be required under the Act or state securities laws.

          In rendering such opinion such counsel may rely as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company or WINR, as appropriate, provided that the extent of such reliance is specified in such opinion.

          Such counsel shall also advise the Underwriters that although they are not opining as to, and do not assume any responsibility for, and cannot guarantee the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, on the basis of conferences with officers of the Company and the Subsidiaries, examination of documents referred to in the Registration Statement and Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or any further amendment thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

          (e) On each Closing Date, there shall have been furnished to the Underwriters, such opinion or opinions from Lindquist & Vennum P.L.L.P., counsel for the Underwriters, dated such Closing Date and addressed to the Underwriters, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

          (f) On each Closing Date the Underwriters shall have received letters from each of KPMG Peat Marwick LLP, dated such Closing Date and addressed to the Underwriters, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the consolidated financial information and other matters covered by its letter (as provided in Exhibit B hereto) delivered to the Underwriters concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

          (g) On each Closing Date, there shall have been furnished to the Underwriters a certificate, dated such Closing Date and addressed to the Underwriters, signed by the President and by the Executive Vice President and Treasurer of the Company, to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

               (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and, to the best of their knowledge, no proceeding for that purpose has been instituted or is contemplated by the Commission or any state or regulatory body; and

               (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth,
          (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor WINR has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or WINR, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and WINR, considered as a whole, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or WINR is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and WINR, considered as a whole.

          (h) On each Closing Date, there shall have been furnished to the Underwriters a certificate dated such Closing Date and addressed to you, signed by each Selling Shareholder or either of the Selling Shareholders' Attorneys-in-Fact to the effect that the representations and warranties of each Selling Shareholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that each Selling Shareholder has complied with all the agreements and satisfied all the conditions on each Selling Shareholder's part to be performed or satisfied at or prior to such Closing Date.

          (i) The Company shall have furnished to the Underwriters and their counsel such additional documents, certificates and evidence as the Underwriters or their counsel may have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

     6.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company and each Selling Shareholder, jointly and severally, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company or any Selling Shareholder, as the case may be), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use in the preparation thereof; and further provided, however, that in no event shall any Selling Shareholder be liable under the provisions of this Section 6 for any amount in excess of the aggregate amount of net proceeds such Selling Shareholder received from the sale of the Securities pursuant to this Agreement.

          (b) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholders against any losses, claims, damages or liabilities to which the Company and the Selling Shareholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company and the Selling Shareholders in connection with investigating or defending against any such loss, claim, damage, liability or action.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of all such parties by the same counsel would in the judgment of the indemnified party be inappropriate due to actual or potential differing interests between them, then the indemnified party shall have the right to employ a single counsel to represent itself, and the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred (in accordance with the provisions of the second paragraph in Section 6(a) above). It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the reasonable fees and expenses of more than one separate firm for the Underwriters and any controlling persons of the Underwriters; (ii) the reasonable fees and expenses of more than one separate firm for the Company and its indemnified officers, directors or controlling persons; and (iii) the reasonable fees and expenses of more than one separate firm for the Selling Shareholders. It is further understood that, in any case, the indemnifying party shall, in addition to the separate firm described above, be responsible for any fees and expenses of local counsel necessary in connection with any such proceedings. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated by the Underwriters. In the case of any such separate firm for the Company and such officers, directors and control persons of the Company, such firm shall be designated by the Company. In the case of any such separate firm for the Selling Shareholders, such firm shall be designated by a majority of the Selling Shareholders. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it or he has not agreed in writing.

          (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
     (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section (d) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering received by the Selling Shareholder exceeds the amount of any damages which the Selling Shareholder has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company or the Selling Shareholders under this Section 6 shall be in addition to any liability which the Company or the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company and the Selling Shareholders herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters, the Company and the Selling Shareholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Shareholder and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

     8.   SUBSTITUTION OF UNDERWRITERS.

          (a) If any Underwriter shall fail to take up and pay for the principal amount of Firm Notes agreed by such Underwriter to be purchased hereunder, upon tender of such Firm Shares or Firm Notes, as the case may be, in accordance with the terms hereof, and the number of Firm Shares or principal amount of Firm Notes not purchased does not in either case aggregate more than 10% of the number of Firm Shares or the aggregate principal amount of Firm Notes, as the case may be, set forth in Schedule II hereto, the remaining Underwriters shall be obligated, severally, in proportion to the respective principal amount of Firm Shares or Firm Notes, as the case may be, which they are obligated to purchase hereunder, to take up and pay for the number of Firm Shares or the principal amount of Firm Notes, as the case may be, that the withdrawing or defaulting Underwriter agreed but failed to purchase.

          (b) If any Underwriter shall fail to take up and pay for the number of Firm Shares or the principal amount of Firm Notes, as the case may be, agreed by such Underwriter to be purchased hereunder, upon tender of such Firm Shares or Firm Notes, as the case may be, in accordance with the terms hereof, and the number of Firm Shares or the principal amount of Firm Notes, as the case may be, not purchased aggregates more than 10% of the aggregate number of Firm Shares or the aggregate principal amount of Firm Notes, as the case may be, set forth in Schedule II hereto, and arrangements for the purchase of such Firm Shares or Firm Notes by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares or the principal amount of Firm Notes, as the case may be, agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

          If Firm Shares or Firm Notes to which a default relates are to be purchased by non-defaulting Underwriters or by any other party or parties, the non-defaulting Underwriters or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

     9.   EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

          (a) This Agreement shall become effective at 10:00 a.m., Minneapolis time, on the first business day following the date hereof, or at such earlier time after the effective date of the Registration Statement as the Underwriters in their discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by the Underwriters of the publication of a newspaper advertisement relating thereto or upon release by the Underwriters of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, the Underwriters or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii) and Section 6 hereof shall at all times be effective.

          (b) The Underwriters shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and either option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Firm Shares Closing Date or Firm Notes Closing Date, as applicable, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled,
     (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal, New York or Minnesota authorities, or (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the Underwriters' judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of
     Section 4(a)(viii) and Section 6 hereof shall at all times be effective.

          (c) If the Underwriters elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and the Attorneys-in-Fact shall be notified promptly by the Underwriters by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, the Underwriters and the Attorneys-in-Fact shall be notified by the Company by telephone or telegram, confirmed by letter.

     10. INFORMATION FURNISHED BY UNDERWRITERS. The statements set forth in the last paragraph of the cover page and, insofar as they relate solely to the Underwriters, under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

     11. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Underwriters c/o Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to

Section 6 hereof shall be sent, if to Piper Jaffray Inc., to the address listed above, and if to Dain Bosworth Incorporated, to Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402; if to the Company, shall be mailed, telegraphed or delivered to it at 1015 Opus Center, 9900 Bren Road East, Minnetonka, Minnesota 55343; if to a Selling Shareholder, shall be mailed, telegraphed or delivered to him at the Company at the address given above; or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

     12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the Underwriters.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement among the Company, the Selling Shareholders and the Underwriters in accordance with its terms.

                         Very truly yours,

                         WINTHROP RESOURCES CORPORATION


                         By __________________________________
                              [Title]


                         SELLING SHAREHOLDERS NAMED IN
                         SCHEDULE I ATTACHED HERETO


                         By __________________________________
                              Attorney-in Fact

CONFIRMED
as of the date first
above mentioned

By:  PIPER JAFFRAY INC.


By____________________________
   Managing Director
   Acting on behalf of itself
   and the other Underwriters
   named in Schedule II

                                      SCHEDULE I
                                 SELLING SHAREHOLDERS

                                Number of Firm       Maximum Number of
Name of Selling Shareholder   Shares to be Sold   Option Shares to be Sold
- ---------------------------   -----------------   ------------------------

Jack A. Norqual...............     250,000              75,000
John L. Morgan................     250,000              75,000
Kirk A. MacKenzie.............     250,000              75,000
                                   -------             -------
     Total                         750,000             225,000

                                     SCHEDULE II

                                   Principal Amount           Number of
Underwriter                        of Firm Notes(1)         Firm Shares(2)
- -----------                        ----------------         --------------

Piper Jaffray Inc.. . . . . . . . .

Dain Bosworth Incorporated. . . . .


          Total . . . . . . . . . .   $25,000,000           1,500,000
                                       ----------           ---------
                                       ----------           ---------


____________

(1) The Underwriters may purchase up to an additional $3,750,000 in aggregate principal amount of Notes, to the extent the option to purchase Option Notes described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

(2) The Underwriters may purchase up to an additional 225,000 Shares, to the extent the option to purchase Option Shares described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                      EXHIBIT A

                                                 _______________________________

                                                       (Print Your Name)

                            WINTHROP RESOURCES CORPORATION

                       POWER OF ATTORNEY OF SELLING SHAREHOLDER

__________________
__________________
Winthrop Resources Corporation
1015 Opus Center
9900 Bren Road East
Minneapolis, Minnesota  55343

Gentlemen:

     The undersigned shareholder (the "undersigned" or "Selling Shareholder") of Winthrop Resources Corporation, a Minnesota corporation (the "Company"), understands that it is contemplated that the Company, the undersigned and certain other shareholders of the Company (the undersigned and such other shareholders being hereinafter collectively referred to as the "Selling Shareholders") will sell shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to Piper Jaffray Inc. and Dain Bosworth Incorporated (the "Underwriters") and include the Shares among the securities covered by a Registration Statement on Form S-2, File No. 333-______ (the "Registration Statement"), which the Company has filed with the Securities and Exchange Commission (the "Commission) for registration under the Securities Act of 1933, as amended (the "Act").

     Delivered herewith are: information relating to the Shares delivered herewith for sale (Exhibit A); Substitute Form W-9 (Exhibit B); the proposed form of Custody Agreement among the Selling Shareholders and _____________ (the "Custodian") who will act as custodian (Exhibit C); and a Stock Power for endorsement of the Shares (Exhibit D).

     1. In connection with the foregoing, the undersigned hereby appoints _____________ and ________________, and either one of them, the attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in the name of and for and on behalf of the undersigned:

     (a) To enter into the Custody Agreement in substantially the form attached hereto as Exhibit C, and to deposit with the Custodian pursuant thereto the certificates representing the Shares to be delivered to the Attorneys concurrently herewith and described on Exhibit A hereto;

     (b) To sell to the Underwriters, as contemplated by the Purchase Agreement among the Company, the Selling Shareholders and the Underwriters (the "Purchase Agreement"), all or a portion of the number of Shares (represented by certificates delivered by the undersigned herewith) set forth in Exhibit A hereto under item (b);

     (c) For the purpose of effecting such sale, to execute and deliver a Purchase Agreement in substantially the form filed as an exhibit to the Registration Statement, but with appropriate insertions for the purchase price approved by the Pricing Committee of the Company's Board of Directors and such other modifications to said form which are approved by the Attorneys and do not materially modify the rights or obligations of the Selling Shareholders. The public offering price of the Shares shall be the same as the initial public offering price of the shares of Common Stock to be sold by the Company in connection with the proposed offering.

     (d) To endorse, transfer and deliver certificates for the Shares to or on the order of the Underwriters or to their nominee or nominees, and to give such orders and instructions to the Custodian as the Attorneys, in their sole discretion, may determine, with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates representing the Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates representing the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the remittance to the undersigned of the balance of the proceeds from the sale of the Shares after deducting underwriting discounts and commissions, and (iv) the return to the undersigned of new certificates representing the number of Shares of the Company, if any, represented by certificates deposited with the Custodian but not sold by the undersigned pursuant to the Registration Statement as contemplated herein for any reason;

     (e) To retain legal counsel in connection with any and all matters referred to herein (which counsel will be counsel for the Company);

     (f) To take for the Selling Shareholder all steps deemed necessary or advisable by the Attorneys in connection with the registration of the Shares under the Act, including without limitation, filing amendments to the Registration Statement, increasing or decreasing the number of Shares to be sold by the Selling Shareholder proportionately with any increase or decrease in the number of shares to be sold by the other Selling Shareholders or reallocating Shares between the Shares being sold on a firm basis and the Shares subject to the Underwriters' over-allotment option (provided that such reallocation is consistent with any reallocation applicable to the other Selling Shareholders), requesting the acceleration of effectiveness of the Registration Statement, informing the Commission that the Selling Shareholder has no knowledge of any material adverse information with respect to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Attorneys may in their reasonable discretion deem necessary or advisable;

     (g) To make, acknowledge, verify and file on behalf of the Selling Shareholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which Shares are to be offered; PROVIDED, HOWEVER that the Attorneys shall not have the authority to file a general consent to service of process in any jurisdiction;

     (h) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and amendments to the Purchase Agreement (subject, in the case of the Purchase Agreement, to the limitation stated in paragraph (c) above), and specifically including United States Treasury Department Form W-9 (or other applicable forms or statements specified by Treasury Department regulations in lieu thereof), and in general to do all things and to take all action, which the Attorneys, or either of them, in their sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares as fully as could the undersigned if personally present and acting as contemplated by the Purchase Agreement; and

     (i) To file on behalf of the undersigned the Registration Statement, any amendments thereto and any supplements to the prospectus contained in the Registration Statement at the time it becomes effective (the "Prospectus"), as fully as could the undersigned if personally present and acting.

     2. In connection with the foregoing, the undersigned hereby represents, warrants, and covenants that:

     (a) All information furnished to the Company by or on behalf of the undersigned for use in connection with the preparation of the Registration Statement is and will be true and correct in all material respects and does not and will not omit any material fact necessary to make such information not misleading.

     (b) The undersigned has, and at the time of delivery of the Shares to the Underwriters will have, full power and authority to enter into this Power of Attorney, to carry out the terms and provisions hereof and to make all the representations, warranties and covenants contained herein. The undersigned has duly executed and delivered this Power of Attorney, appointing the Attorneys as attorneys-in-fact for the undersigned with authority to execute and deliver the Custody Agreement and the Purchase Agreement and otherwise to act as specified in this Power of Attorney on behalf of the undersigned in connection with the transactions contemplated by the Purchase Agreement.

     (c) In connection with the offering of the Shares, the Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

     (d) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus contained in the Registration Statement, the Prospectus or other material permitted by the Act.

     (e) The undersigned has, and at the respective times and dates of delivery to the Underwriters of the Shares (the "Dates of Delivery") will have, good and marketable title to the Shares, free and clear of all liens, encumbrances, security interests and claims whatsoever, with full right and authority to sell and deliver the same; the undersigned has full right, power and authority to enter into the Purchase Agreement and to carry out all the terms and provisions thereof to be carried out by the undersigned; and upon the delivery of and payment for the Shares, as contemplated by the Purchase Agreement, the Underwriters will receive good and marketable title to the Shares, free and clear of all liens, encumbrances, equities, security interests, claims, restrictions on transfer, legend, proxies, or other defect in title, and the Shares are, and on the respective Dates of Delivery will be, validly issued, fully paid and nonassessable.

     (f) This Power of Attorney is the valid and binding agreement of the undersigned and is enforceable against the undersigned in accordance with its terms. The consummation by the undersigned of the transactions contemplated by the Purchase Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms and provisions of, or constitute a default under, any agreement or other instrument to which the undersigned is a party or by which the undersigned is, or the Shares are, bound, or any judgment, decree, order, rule or regulation of any court or other governmental body applicable to the undersigned or to the Shares. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Power of Attorney or the Purchase Agreement by or on behalf of the undersigned or for the consummation by the undersigned of the transactions contemplated hereby and thereby, except as such may be required under the Act or state securities or Blue Sky laws.

     (g) For a period of 120 days after the date of the final prospectus contained in the Registration Statement, the undersigned will not, without the prior written consent of Piper Jaffray Inc., sell, contract to sell or grant any option for the sale of or otherwise dispose of any Shares of Common Stock of the Company (other than the Shares sold pursuant to the Purchase Agreement) or other securities convertible into or exercisable for such Shares owned by the undersigned, either directly or indirectly.

     (h) The undersigned will carefully review the Registration Statement and will carefully review each amendment thereto immediately upon receipt thereof from the Company and will promptly advise the Company in writing if:

          (i) The information with respect to the undersigned is not properly set forth in each preliminary prospectus (the "Preliminary Prospectus") contained in the Registration Statement and the Prospectus (the "Prospectus") contained in the Registration Statement at the time it becomes effective;

          (ii) The undersigned has reason to believe that (A) any information furnished to the Company by or on behalf of the undersigned for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus is not true and complete; or (B) any Preliminary Prospectus, the Prospectus and any supplement or supplements thereto contains or contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iii)The undersigned knows of any material adverse information with respect to the current or prospective operations of the Company which is not disclosed in any Preliminary
               Prospectus, the Prospectus or the Registration Statement;
               and

          (iv) Except as indicated in the Prospectus, the undersigned knows of any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of Shares of the Company's Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock or
               (C) for withholding commissions, or otherwise to hold any other person responsible for the distribution of the undersigned's participation.

     (i) The undersigned will review a draft of the Purchase Agreement, and (i) will promptly advise the Company in writing if the representations and warranties set forth therein are not true and correct with respect to the undersigned, and (ii) the undersigned will comply with the agreements and covenants set forth in the Purchase Agreement.

     (j) The undersigned authorizes Attorneys to represent and warrant on behalf of the undersigned to the National Association of Securities Dealers, Inc., that the undersigned is not a director, partner, officer or employee of, and does not have any substantial interest in or own beneficially, directly or indirectly, any share of capital stock of, any partnership, association, corporation or firm whose business is investment banking, dealing in securities or the underwriting of securities.

     (k) The undersigned will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the First Closing Date and the Option Shares Closing Date under the Purchase Agreement, and the Attorneys may consider that there has not been any such development unless advised to the contrary.

     The representations, warranties and covenants set forth in this Section 2 may be relied upon, and are made for the benefit of, the Attorneys, the Company, the Underwriters and Oppenheimer Wolff & Donnelly, counsel for the Company.

     3. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters, the Company and the other Selling Shareholders who may become parties to the Purchase Agreement, and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death, incapacity, disability or liquidation of the undersigned or the occurrence of any other event (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or the death or incapacity of any trustee or trustees or any executor or executors or administrator or administrators, respectively, of such trust or estate). If the undersigned should die, become incapacitated or disabled or be liquidated, or if any other such event shall occur, before the delivery of the Shares, certificates for the Shares shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Purchase Agreement and the Custody Agreement, and actions taken by the Attorneys, or either of them, pursuant to this Power of Attorney shall be as valid as if such death, incapacity, disability or liquidation or other event had not occurred, regardless of whether or not the Custodian, the Attorneys, or any one of them shall have received notice of such death, incapacity, disability or liquidation or other event.

     Notwithstanding the foregoing, if the Purchase Agreement shall not be entered into on or prior to August 31, 1996, then from and after such date the undersigned shall have the power, by giving written notice to the Attorneys, in care of the Custodian, to terminate this Power of Attorney, subject, however, to all lawful action done or performed by the Attorneys, or either of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

     4. The undersigned ratifies all that the Attorneys shall do by virtue of and in accordance with this Power of Attorney.

     5. The undersigned agrees that the Attorneys shall not be liable for any action taken hereunder, for any failure to act hereunder, or for any other reason except gross negligence or willful misconduct. The undersigned hereby agrees to indemnify and hold harmless the Attorneys from and against any and all loss, damage, liability or expense that such Attorneys may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company.

     6. The undersigned declares that, subject to the provisions of this Power of Attorney, until payment in full for the Shares has been made pursuant to the provisions of the Custody Agreement and the Purchase Agreement, the undersigned shall remain the owner of the Shares for the purpose of exercising the rights of the undersigned as a security holder of the Company.

     7. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8. This Power of Attorney shall be governed by the laws of the State of Minnesota applicable to contracts made and to be performed entirely in such state.

     9. Any notices given pursuant to this Power of Attorney shall be deemed given if in writing and delivered in person, or by telefax or if given by the telephone or telegraph if subsequently confirmed by letter, (i) to the undersigned at the address set forth below the undersigned's signature on this Power of Attorney, (ii) to the respective Attorneys at the address set forth above, or (iii) in each such case, to such other address as a party shall give notice to all other parties of this Power of Attorney as provided in this paragraph.

Dated:  ________________  , 1996     Very truly yours,



                                     __________________________
                                     Signature(s) of Selling Shareholder(s)*

                                     *You should sign in exactly the same
                                     manner as the shares are registered.

                                     Signature(s) Medallion guaranteed by:



                                     (Note: All signatures must be Medallion guaranteed by a bank or broker. See Instructions.)

                                     Shareholders' Addresses:

                                     __________________________________________

                                     __________________________________________

                                     __________________________________________

                                                 EXHIBIT A TO POWER OF ATTORNEY


                             DELIVERY OF SHARES FOR SALE

(a)  Number of shares I currently hold:  ___________________ Shares


(b)  NUMBER OF SHARES TO BE SOLD IN OFFERING:

     250,000 shares plus up to 75,000 shares to be sold upon exercise of the Underwriters' over-allotment option.






(c)  STOCK CERTIFICATES DELIVERED HEREWITH:

- -------------------------------------------------------------------------------
Serial Number of Certificates                   Number of Shares
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                -------------------
Total Number of Shares Delivered:               -------------------
- -------------------------------------------------------------------------------


(d)  PAYMENT SHOULD BE MADE BY CHECK MAILED TO THE FOLLOWING ADDRESS:

     Name of Payee:___________________________________
     Address:_________________________________________
     _________________________________________________
     Zip Code:________________________________________

(e)  THE SELLING SHAREHOLDER SHOULD INITIAL THIS PAGE
     HERE: __________

                                                 EXHIBIT B TO POWER OF ATTORNEY

                                 FORM W-9 INFORMATION

     Under current federal income tax law, a shareholder whose shares are sold is required to provide the Custodian with such shareholder's correct Taxpayer Identification Number (TIN) on Substitute Form W-9 below. If backup withholding applies to a shareholder, the Custodian is required to make such withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Custodian.

     To prevent backup withholding on payments that are made to a shareholder with respect to shares and/or warrants, the shareholder is required to notify the Custodian of his or her correct TIN by completing the form below. If you have been notified by the IRS that backup withholdings applies to you, check the appropriate box below.

     The shareholder is required to give the Custodian the social security number or employer identification number of the record owner of the certificates representing shares to be sold.

- -------------------------------------------------------------------------------
                                 SUBSTITUTE FORM W-9
- -------------------------------------------------------------------------------

     TAXPAYER IDENTIFICATION NUMBER:         ___________________________________
                                               (If awaiting a TIN, leave blank
                                                and sign Certificate below.)

- -------------------------------------------------------------------------------
     BACKUP WITHHOLDING STATUS (CHECK ONE):

/ / I am NOT subject to backup withholding because (1) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified me that I am no longer subject to backup withholding.

/ /  I have been notified by the IRS that I AM subject to backup withholding.

- -------------------------------------------------------------------------------

CERTIFICATION - Under penalties of perjury, I hereby certify that the information provided on this form is true, correct and complete.

Signature                               Date
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
                  CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                               Date
- -------------------------------------------------------------------------------

                                                 EXHIBIT C TO POWER OF ATTORNEY


                            WINTHROP RESOURCES CORPORATION

                                  CUSTODY AGREEMENT


[NAME OF CUSTODIAN]
[ADDRESS]




Ladies and Gentlemen:

     Winthrop Resources Corporation, a Minnesota corporation (the "Company"), has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "Act"), shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). The shares covered by the Registration Statement include up to 750,000 shares of Common Stock (such shares of Common Stock are referred to as the "Shares") to be sold by current shareholders of the Company (each a "Selling Shareholder" and collectively the "Selling Shareholders").

     Each of the Selling Shareholders has executed and delivered a Power of Attorney (the "Power of Attorney") naming _______________ and ________________, and either one of them (the "Attorneys"), such Selling Shareholder's attorneys-in-fact for certain purposes, including the execution, delivery and performance of this Agreement in such Selling Shareholder's name, place and stead, in connection with the proposed sale by each Selling Shareholder of the number of shares of Common Stock set forth opposite such Selling Shareholder's name in Annex I.

     The Selling Shareholders hereby agree with you as follows:

     1. You are authorized and directed to hold the certificates deposited in your custody, and at such time or times as the Attorneys shall have instructed you from time to time, you are (i) to cause the number of Shares to be transferred on the books of the Company into such names as Piper Jaffray Inc. or Dain Bosworth Incorporated (the "Underwriters") shall have instructed you and to issue, as Transfer Agent for the Company, against surrender of the certificates representing such Shares registered in such names and in such denominations as the Underwriters shall have instructed you, and (ii) upon the instructions of the Attorneys, to deliver such new certificates to the Underwriters or to such other person or persons as the Attorneys shall have instructed you, against payment for such Shares, and to give receipt for such payment, and to deposit the same to your account as Custodian, and to draw upon such account to pay such expenses, if any, as you may be instructed to pay by the Attorneys, and when instructed by the Attorneys to do so, you are to remit the balance, after deducting such expenses, of the amount received by you as payment for such Shares to the respective accounts of the Selling Shareholders as instructed by the Attorneys. With such remittance you shall also return to each Selling Shareholder, if so instructed by the Attorneys, new certificates representing and/or covering the number of shares of Common Stock, if any, of the Company represented by the certificates deposited that are in excess of the number of Shares sold by such Selling Shareholder to the Underwriters.

     2. Pursuant to the Power of Attorney, the Selling Shareholders, upon execution and subject to the terms of the Purchase Agreement, will have unqualifiedly committed to sell the Shares to the Underwriters. If the Purchase Agreement shall not be entered into on or prior to August 31, 1996, then, upon the written request of the Attorneys to you on or after such date, you are to return to the Selling Shareholders any certificates that remain on deposit, subject in each case to the indemnification obligations set forth in paragraph 7.

     3. Under the terms of each Power of Attorney, the authority conferred thereby is subject to the interests of the Underwriters, the Company and the other Selling Shareholders and, prior to August 31, 1996, is irrevocable and not subject to termination by any Selling Shareholder or by operation of law, whether by death, incapacity, disability or liquidation or otherwise (including, without limitation, the termination of any trust or estate for which any Selling Shareholder is acting as fiduciary or fiduciaries), and the obligations of each Selling Shareholder under the Purchase Agreement are to be similarly not subject to termination. Accordingly, the certificates deposited and this Custody Agreement and your authority are subject to the interests of the Underwriters, the Company and all of the Selling Shareholders, and this Custody Agreement and your authority hereunder shall be irrevocable and shall not be subject to termination by any Selling Shareholder or by operation of law, whether by the death, incapacity, disability or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become incapacitated or disabled or be liquidated, or if any other such event should occur, before the delivery of the Shares owned by such Selling Shareholder to the Underwriters under the Purchase Agreement, certificates for such Shares shall be delivered by or on behalf of such Selling Shareholder to the Underwriters in accordance with the terms and conditions of the Purchase Agreement and this Custody Agreement, and actions taken by the Attorneys, pursuant to the Power of Attorney executed by such Selling Shareholder shall be as valid as if such death, incapacity, disability or liquidation or other event had not occurred, regardless of whether or not you or the Attorneys, or either of them, or the Custodian, shall have received notice of such death, incapacity, disability or liquidation or other event.

     4. It is understood that this transaction will be reported to the Internal Revenue Service on Form 1099B. To facilitate this report and eliminate the need for any backup withholding, a Substitute Form W-9 for each Selling Shareholder is being furnished with this document.

     5. Until payment of the purchase price for the Shares to be sold by the Selling Shareholders to the Underwriters has been made to you by the Underwriters, the Selling

Shareholders shall remain the respective owners of the Shares and shall have the right to vote shares of Common Stock and all other shares, if any, represented by the certificates deposited and to receive all dividends and distributions thereon. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Shareholder agrees that such Selling Shareholder will not sell, pledge, hypothecate, grant any lien on, transfer (whether by gift or otherwise), deal with or contract with respect to the Shares and any interests therein.

     6. You shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Custody Agreement given to you by the Attorneys, provided, however, that any statement or notice to you with respect to the Closing Date under the Purchase Agreement, or with respect to the noneffectiveness or termination of the Purchase Agreement, or advising that the Purchase Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Underwriters.

     7. It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited and the proceeds from the sale of the Shares represented thereby in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

     8. Each of the Selling Shareholders, severally and not jointly, hereby represents and warrants that (a) such Selling Shareholder has, and at the time of delivery of the Selling Shareholder's Shares to the Underwriters will have, full power and authority to enter into this Custody Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and covenants contained herein and therein; (b) this Custody Agreement and the Power of Attorney are the valid and binding agreements of such Selling Shareholder and are enforceable against such Selling Shareholder in accordance with their respective terms; and (c) that the Underwriters will receive good title to the Shares, free and clear of all liens, encumbrances, security interests, equities and claims of any nature.

     9.   It is understood that you are authorized to accept this Agreement.
The Selling Shareholders agree, severally and not jointly, to indemnify and hold you harmless from all costs, damages, attorneys' fees, expenses, liabilities, suits or other claims arising from any actions taken or omitted by you in good faith and without negligence in accordance with the terms of this Agreement and upon instructions from the Attorneys, or either of them.

     10. This instrument shall be governed by the laws of the State of Minnesota.

     Please acknowledge your acceptance hereof as Custodian and receipt of the certificates deposited by executing and returning the enclosed copy hereof to the Attorneys.

Dated:  _______________________________ , 1996

                              Very truly yours,

                              THE SELLING SHAREHOLDERS LISTED IN ANNEX I HERETO


                              By ________________________________
                                 Attorney-in-Fact for
                                 the Selling Shareholders

                              ACKNOWLEDGMENT AND RECEIPT

     ____________________________, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the certificates referred to therein.

Dated:  ___________, 1996


                              [NAME OF CUSTODIAN]


                              By ________________________________

                              Its________________________________

                                       ANNEX I

                                 SELLING SHAREHOLDERS


1.   Jack A. Norqual

2.   John L. Morgan

3.   Kirk A. MacKenzie

                                                 EXHIBIT D TO POWER OF ATTORNEY

                                     STOCK POWER

                        (ASSIGNMENT SEPARATE FROM CERTIFICATE)


     FOR VALUE RECEIVED, the undersigned (the "Selling Shareholder") does hereby sell, assign and transfer unto ________________________, pursuant to the Purchase Agreement referred to in the attached Power of Attorney of Selling Shareholder, that number of shares of the Common Stock, $.01 par value per share, of Winthrop Resources Corporation, a Minnesota corporation, as is indicated on Exhibit A to the attached Power of Attorney of Selling Shareholder, standing in the name of the undersigned on the books of said corporation and represented by the certificate(s) indicated on said Exhibit A and delivered herewith, and does hereby irrevocably constitute and appoint _________________________________________ attorney to transfer the said stock on the books of Winthrop Resources Corporation with full power of substitution in the premises.

Dated:  _________________, 1996


                              ________________________________________
                              Signature(s) of Selling Shareholder(s)*

                              *You should sign in exactly the same manner as the shares are registered.

                              Signature(s) Medallion guaranteed by:



                              (Note:  All signatures must be
                              guaranteed by a bank or broker)

                                     EXHIBIT B

                                 ACCOUNTANTS' LETTERS


     A letter from KPMG Peat Marwick LLP dated and delivered on the date this Agreement is executed and a similar certificate or letter dated and delivered on each Closing Date, confirming that they are independent public accountants within the meaning of the Act and the published rules and regulations thereunder, shall be issued to the Underwriters stating that:

          (a) on the basis of a limited review of unaudited consolidated financial statements, including a reading of the latest available financial statements, a reading of the minutes of the meetings of the Board of Directors of the Company, and discussions with officials of the Company responsible for financial and accounting matters as to transactions and events subsequent to [DATE OF MOST RECENT FINANCIAL DATA IN PROSPECTUS], and such other inquiries and procedures as they may specify, nothing has come to their attention which, in their judgment, would indicate,

               (i) that the unaudited consolidated financial statements of the Company included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and of the related published rules and regulations, or that such unaudited consolidated financial information contained in the Registration Statement was not prepared in conformity with generally accepted accounting principles applied on a basis substantially consistent, in all material respects, with those followed in the preparation of the audited financial statements of the Company included therein;

               (ii) at the date of the latest balance sheet read by them and at a subsequent specified date not more than five business days prior to the date of such letter there was any decrease in the common stock or increase in long-term debt of the Company as compared with amounts shown in the unaudited consolidated balance sheet as of [DATE OF MOST RECENT FINANCIAL DATA IN PROSPECTUS], included in the Registration Statement, except for changes which the Registration Statement discloses have occurred or may occur;

               (iii) at the date of the latest balance sheet read by them and at a subsequent specified date not more than five business days prior to the date of such letter there were any decreases, as compared with amounts shown in the balance sheet as of [DATE OF MOST RECENT FINANCIAL DATA IN PROSPECTUS] included in the Registration Statement, in total assets, shareholders' equity of the Company, except for decreases which the Registration Statement discloses have occurred or may occur or which are described in such letter;

               (iv) for the period from [DATE OF MOST RECENT FINANCIAL DATA IN PROSPECTUS] to the date of the latest statement of operations read by them there were any decreases, as compared with the corresponding period of the preceding year, in revenues or the total or per share amounts of net income of the Company, except for decreases which the Registration Statement discloses have occurred or may occur or which are described in such letter;

               (v) for the period from the date of the latest statement of operations to a subsequent specified date not more than five business days prior to the date of such letter, that certain conclusions described in such letter were not correct, except as otherwise described in the Registration Statement or such letter; and

          (b) they have compared specific dollar amounts, numbers of shares, and other financial information pertaining to the Company set forth in the Registration Statement, which have been specified by the Underwriters prior to the date of this Agreement, to the extent that such amounts, numbers and information may be derived from the general accounting records of the Company, and excluding any questions requiring any interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.











                                         B-2